As filed with the Securities and Exchange Commission on November 26, 1997
                                             REGISTRATION NO. 333-______________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                             HEALTHSOUTH CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
                              --------------------

            DELAWARE                                            63-0860407
  (State or Other Jurisdiction                              (I.R.S. Employer
of Incorporation or Organization)                         Identification Number)



               ONE HEALTHSOUTH PARKWAY, BIRMINGHAM, ALABAMA 35243
               (Address of Principal Executive Offices) (Zip Code)

                          EMPLOYEE STOCK OPTION PLAN OF
                       HORIZON/CMS HEALTHCARE CORPORATION

                         HORIZON HEALTHCARE CORPORATION
                              STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                       HORIZON/CMS HEALTHCARE CORPORATION
                               1995 INCENTIVE PLAN

                       HORIZON/CMS HEALTHCARE CORPORATION
                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                        CONTINENTAL MEDICAL SYSTEMS, INC.
                             1986 STOCK OPTION PLAN

                        CONTINENTAL MEDICAL SYSTEMS, INC.
                 1989 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                        CONTINENTAL MEDICAL SYSTEMS, INC.
                           1992 CEO STOCK OPTION PLAN

                        CONTINENTAL MEDICAL SYSTEMS, INC.
                      1993 NON-QUALIFIED STOCK OPTION PLAN

                        CONTINENTAL MEDICAL SYSTEMS, INC.
                             1994 STOCK OPTION PLAN
                           (Full Titles of the Plans)

        RICHARD M. SCRUSHY                              Copy to:
       Chairman of the Board
    and Chief Executive Officer                WILLIAM W. HORTON, ESQ.
      HEALTHSOUTH Corporation        Senior Vice President and Corporate Counsel
      One HealthSouth Parkway                  HEALTHSOUTH Corporation
     Birmingham, Alabama 35243                 One HealthSouth Parkway
(Name and address of agent for service)      Birmingham, Alabama  35243
            (205) 967-7116                         (205) 967-7116
(Telephone number, including area code, of agent for service)

                              --------------------


   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS
        PRACTICABLE AFTER EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                         CALCULATION OF REGISTRATION FEE

================================================================================

         TITLE OF                                              PROPOSED MAXIMUM             PROPOSED MAXIMUM              AMOUNT OF
        SECURITIES                 AMOUNT TO BE                 OFFERING PRICE             AGGREGATE OFFERING           REGISTRATION
     TO BE REGISTERED             REGISTERED (1)                 PER SHARE (2)                  PRICE (2)                  FEE (2)
     ----------------             --------------                 -------------                  ---------                  -------
     Common Stock, Par           3,126,440 shares                     N/A                      $81,678,245               $24,751
   Value $.01 Per Share

================================================================================

(1) The amount being registered represents 3,126,440 authorized and unissued shares reserved for issuance upon the exercise of options issued under the Plans and outstanding as of November 26, 1997.
(2) In accordance with Rule 457(h) promulgated under the Securities Act of 1933, the maximum aggregate offering price and the registration fee are based on a price of $26.125 per share, which represents the average of the high and low prices for the shares of HEALTHSOUTH Common Stock as reported on the New York Stock Exchange on November 25, 1997.


================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     NOTE: THE DOCUMENT(S) CONTAINING THE EMPLOYEE BENEFIT PLAN INFORMATION REQUIRED BY ITEM 1 OF FORM S-8 AND THE STATEMENT OF AVAILABILITY OF REGISTRANT INFORMATION AND ANY OTHER INFORMATION REQUIRED BY ITEM 2 OF FORM S-8 WILL BE SENT OR GIVEN TO EMPLOYEES AS SPECIFIED BY RULE 428 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). IN ACCORDANCE WITH RULE 428 AND THE REQUIREMENTS OF PART I OF FORM S-8, SUCH DOCUMENTS ARE NOT BEING FILED WITH THE REGISTRATION STATEMENT OR AS PROSPECTUSES OR PROSPECTUS SUPPLEMENTS PURSUANT TO RULE 424 UNDER THE SECURITIES ACT. THE REGISTRANT SHALL MAINTAIN A FILE OF SUCH DOCUMENTS IN ACCORDANCE WITH THE PROVISIONS OF RULE 428. UPON REQUEST, THE REGISTRANT SHALL FURNISH TO THE COMMISSION OR ITS STAFF A COPY OR COPIES OF ALL OF THE DOCUMENTS INCLUDED IN SUCH FILE.

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement, and specifically made a part hereof, the following documents heretofore filed by HEALTHSOUTH Corporation ("HEALTHSOUTH" or the "Company") (Commission File No. 1-10315) with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"):

          1. HEALTHSOUTH's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended.

          2. HEALTHSOUTH's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1997, June 30, 1997 and September 30, 1997, as amended.

          3. HEALTHSOUTH's Current Report on Form 8-K filed February 19, 1997 (relating to the acquisition of Horizon/CMS Healthcare Corporation).

          4. HEALTHSOUTH's Current Report on Form 8-K filed March 13, 1997 (reporting the consummation of the acquisition of Health Images, Inc.).

          5. HEALTHSOUTH's Current Report on Form 8-K filed August 26, 1997, as amended (containing audited consolidated financial statements of HEALTHSOUTH at December 31, 1996 and for the three years then ended reflecting the combined operations of HEALTHSOUTH and Health Images, Inc.).

          6.  HEALTHSOUTH's  Current Report on Form 8-K filed November 13, 1997,
     (containing   information   relating  to  the  Company's   acquisition   of
     Horizon/CMS Healthcare Corporation).

          7. The description of HEALTHSOUTH's capital stock contained in HEALTHSOUTH's Registration Statement on Form 8-A filed August 26, 1989.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the effective date of this Registration Statement and prior to the filing of a post-effective amendment indicating that all the securities offered hereby have been sold, or deregistering all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.


ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.


ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 102(b)(7) of the Delaware General Corporation Law ("DGCL") grants corporations the right to limit or eliminate the personal liability of their directors in certain circumstances in accordance with provisions therein set forth. Article Nine of the HEALTHSOUTH Restated Certificate of Incorporation filed in the Office of the Secretary of the State of Delaware on March 13, 1997 (the "HEALTHSOUTH Certificate"), contains a provision eliminating or limiting director liability to HEALTHSOUTH and its stockholders for monetary damages arising from acts or omissions in the director's capacity as a director. The provision does not, however, eliminate or limit the personal liability of a director (i) for any breach of such director's duty of loyalty to HEALTHSOUTH or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under the Delaware statutory provision making directors personally liable, under a negligence standard, for unlawful dividends or unlawful stock purchases or redemptions, or
(iv) for any transaction from which the director derived an improper personal benefit. This provision offers persons who serve on the Board of Directors of HEALTHSOUTH protection against awards of monetary damages resulting from breaches of their duty of care (except as indicated above). As a result of this provision, the ability of HEALTHSOUTH or a stockholder thereof to successfully prosecute an action against a director for a breach of his duty of care is limited. However, the provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care. The SEC has taken the position that the provision will have no effect on claims arising under the Federal securities laws.

     Section 145 of the DGCL grants corporations the right to indemnify their directors, officers, employees and agents in accordance with the provisions therein set forth. Article Nine of the HEALTHSOUTH Certificate and Article IX of the HEALTHSOUTH Bylaws provide for mandatory indemnification rights, subject to limited exceptions, to any director, officer, employee, or agent of HEALTHSOUTH who, by reason of the fact that he or she is a director, officer, employee, or agent of HEALTHSOUTH, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such director, officer, employee, or agent in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL.

     HEALTHSOUTH has entered into agreements with all of its Directors and its executive officers pursuant to which HEALTHSOUTH has agreed to indemnify such Directors and executive officers against liability incurred by them by reason of their services of a Director to the fullest extent allowable under applicable law.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.


ITEM 8. EXHIBITS.

     Exhibits numbered in accordance with Item 601 of Regulation S-K. All Exhibits of "Horizon/CMS" refer to Horizon/CMS Healthcare Corporation (File No. 1-9369).

    Exhibit No.                                       Exhibit

        4.1 Employee Stock Option Plan of Horizon/CMS (incorporated by reference to Exhibit 10.5 to Horizon/CMS's 1994 Form 10-K).

        4.2             First   Amendment  to  Employee  Stock  Option  Plan  of
                        Horizon/CMS (incorporated by reference to Exhibit 10.6 to Horizon/CMS's 1994 Form 10-K).

        4.3             Corrected Second Amendment to Employee Stock Option Plan
                        (incorporated   by   reference   to   Exhibit   10.7  to
                        Horizon/CMS's 1994 Form 10-K).

        4.4             Amendment  No.  3  to  Horizon  Healthcare   Corporation
                        Employee Stock Option Plan (incorporated by reference to
                        Exhibit 10.12 to Horizon/CMS's 1995 Form 10-K).

        4.5 Horizon Healthcare Corporation Stock Option Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.6 to Horizon/CMS's 1994 Form 10-K).

        4.6 Amendment No. 1 to Horizon Healthcare Corporation Stock Option Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.14 to Horizon/CMS's 1996 10-K).

        4.7 Horizon/CMS Healthcare Corporation 1995 Incentive Plan (incorporated by reference to Exhibit 4.1 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-63199)).

        4.8 Horizon/CMS Healthcare Corporation 1995 Non-Employee Directors' Stock Option Plan (incorporated by reference to Exhibit 4.2 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-63199)).

        4.9             First  Amendment  to  Horizon   Healthcare   Corporation
                        Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.18 to Horizon/CMS's 1996 Form 10-K).

       4.10 Continental Medical Systems, Inc. 1986 Stock Option Plan (as amended and restated effective December 1, 1991), Amendment No. 1 to Continental Medical Systems, Inc. 1986 Stock Option Plan, Amendment No. 2 to Continental Medical Systems Inc. 1986 Stock Option Plan and form of option agreement (incorporated by reference to Exhibit
                        4.1 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-61697)).

       4.11 Continental Medical Systems, Inc. 1989 Non-Employee Directors' Stock Option Plan (as amended and restated effective December 1, 1991) and form of option agreement (incorporated by reference to Exhibit 4.2 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-61697)).

       4.12 Continental Medical Systems, Inc. 1992 CEO Stock Option Plan, Amendment No. 1 to Continental Medical Systems, Inc. 1992 CEO Stock Option Plan and form of option agreement (incorporated by reference to Exhibit 4.3 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-61697)).

       4.13             Continental  Medical  Systems,  Inc.  1993  Nonqualified
                        Stock Option Plan, Amendment No. 1 to Continental Medical Systems, Inc. 1993 Nonqualified Stock Option Plan, Amendment No. 2 to Continental Medical Systems, Inc. 1993 Nonqualified Stock Option Plan, and form of option agreement (incorporated by reference to Exhibit
                        4.4 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-61697)).

       4.14 Continental Medical Systems, Inc. 1994 Stock Option Plan and form of option agreement (incorporated by reference to Exhibit 4.5 to Horizon/CMS's Registration Statement on Form S-8 (Registration No. 33-61697)).

         5              Opinion of Haskell Slaughter & Young, L.L.C.

       23.1             Consent of Ernst & Young LLP.

       23.2 Consent of Haskell Slaughter & Young, L.L.C. (contained within Opinion of Counsel included as Exhibit 5).

        24              Powers of Attorney (See Signature Page).

ITEM 9. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on November 26, 1997.

                                                HEALTHSOUTH CORPORATION


                                                By       RICHARD M. SCRUSHY
                                                  ------------------------------
                                                         Richard M. Scrushy
                                                        Chairman of the Board
                                                     and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Richard M. Scrushy and Michael D. Martin, and each of them, his attorney-in-fact, with power of substitution for him or her in any and all capacities, to sign any amendments, supplements, subsequent registration statements relating to the offering to which this statement relates, or other instruments he or she deems necessary or appropriate, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               Signature                                      Capacity                                Date
               ---------                                      --------                                ----


/s/       RICHARD M. SCRUSHY                            Chairman of the Board                   November 26, 1997
--------------------------------------               and Chief Executive Officer
         (Richard M. Scrushy)                               and Director


/s/        MICHAEL D. MARTIN                        Executive Vice President and                November 26, 1997
--------------------------------------                 Chief Financial Officer
          (Michael D. Martin)                       (Principal Financial Officer)


/s/        WILLIAM T. OWENS                     Senior Vice President and Controller            November 26, 1997
--------------------------------------             (Principal Accounting Officer)
          (William T. Owens)


/s/         NEAL M. ELLIOT                                    Director                          November 26, 1997
--------------------------------------
           (Neal M. Elliot)


/s/       JOHN S. CHAMBERLIN                                  Director                          November 26, 1997
--------------------------------------
         (John S. Chamberlin)


/s/         C. SAGE GIVENS                                    Director                          November 26, 1997
--------------------------------------
           (C. Sage Givens)


/s/       CHARLES W. NEWHALL III                              Director                          November 26, 1997
--------------------------------------
       (Charles W. Newhall III)



/s/        GEORGE H. STRONG                                   Director                          November 26, 1997
--------------------------------------
          (George H. Strong)


/s/       PHILLIP C. WATKINS, M.D.                            Director                          November 26, 1997
--------------------------------------
      (Phillip C. Watkins, M.D.)



/s/        JAMES P. BENNETT                                   Director                          November 26, 1997
--------------------------------------
          (James P. Bennett)


/s/         LARRY R. HOUSE                                    Director                          November 26, 1997
--------------------------------------
           (Larry R. House)


/s/        ANTHONY J. TANNER                                  Director                          November 26, 1997
--------------------------------------
          (Anthony J. Tanner)


/s/         P. DARYL BROWN                                    Director                          November 26, 1997
--------------------------------------
           (P. Daryl Brown)


/s/         JOEL C. GORDON                                    Director                          November 26, 1997
--------------------------------------
           (Joel C. Gordon)